EXHIBIT 10.15


THIS  DEED  OF  AMENDMENT  is  made  on  16  August  2005.

BETWEEN:

OOO  ZAURALNEFTEGAZ,  a limited liability company incorporated under the laws of
-------------------
the Russian Federation under the main state registration number (ORGN) 1024500513950, located at 27 Lenin Street, Kurgan, 640000, Kurgan Oblast, Russian Federation ("ZNG"); and
BALTIC PETROLEUM LIMITED, a company incorporated in England and Wales under
------------------------
company number 05303991 and whose registered office is at 18b Charles Street, London W1J 5DU ("BP").
WHEREAS:
ZNG and BP entered into a loan agreement on 28 April 2005, whereby inter alia BP made available to ZNG a loan facility of US$1,267,860 (the "LOAN AGREEMENT"). BP is willing to make available to ZNG an additional amount of US$173,468, under the existing loan facility, for the purpose of ZNG making further payments to OOO Business Standard (the "ADDITIONAL LOAN") upon and subject to the terms of the Loan Agreement and this Deed.
IT  IS  THEREFORE  AGREED  AS  FOLLOWS:
     1. Terms used in this Deed shall have the same meaning as given in the Loan Agreement unless otherwise herein.

     2. Definitions used in this Deed shall have the same meaning as given in the Loan Agreement unless otherwise herein.

     3. Save as varied by this Deed, the terms of the Loan Agreement shall remain in full force and effect.

     4. Clause 4.1 of the Loan Agreement shall be deleted in its entirety and the following shall be inserted in its place:

     "Subject to clauses 4.2 and 11, the Loan shall be available until 31 August 2005, following which all Outstanding Advances shall, together with accrued interest, be repaid by 31 October 2005."

     5. BP hereby agrees to lend to ZNG, upon and subject to the terms of this Deed and pursuant to the Loan Agreement, a further amount of US$173,468.

     6. Clause 8.1 (c) of the Loan Agreement shall be deleted in its entirety and the following shall be inserted in its place:

     "US$350,000 to be used by ZNG to account to OOO Business Standard, a Russian limited liability company, in respect of its services for coordinating the gathering of data and information on 4 new exploration licences in the Kurgan region being considered by ZNG, in respect of areas which shall be designated by BP."

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     7.  For  the  avoidance  of  doubt,  ZNG  acknowledges  that  under  clause
     8.1(c) of the Loan Agreement, US$250,000 has been drawn down by ZNG and has been paid to OOO Business Standard. Upon execution of this Deed, under clause 8.1(c) of the Loan Agreement, US$100,000 will remain to be drawn down by ZNG to be made payable to OOO Business Standard once services have been provided by OOO Business Standard to ZNG in relation to the 4 new exploration licences.

     8. Clause 8.1 (e) of the Loan Agreement shall be deleted in its entirety and the following shall be inserted in its place:

     "subject to clause 10.2, a further amount of US$320,000 shall be advanced to allow the payment to OOO Business Standard, a Russian limited liability company, of an additional payment equal to US$320,000."

     9. Clause 8.2 (a) of the Loan Agreement shall be deleted in its entirety and the following shall be inserted in its place:

     "US$28,328 to be used to satisfy the Retention Requirement in respect of the Advances to be made hereunder."

     10. The Drawdown Notice to be used for the Additional Loan must be in the form set out in Schedule 1 to this Deed or in such other form as may be acceptable to BP and shall relate to only one of the purposes set forth in
                                                ---
     clause 8.1 of the Loan Agreement for which the Advance will be utilized. The Drawdown Notice shall specify the Drawdown Date and the amount of the Advance (which shall be the amount stated in the relevant sub-clause of clause 8.1 of the Loan Agreement which sets out the purpose for which the Advance will be utilized and an amount in respect of the matters referred to in clause 8.2 of the Loan Agreement).

     11. This Deed shall be governed by and construed in accordance with the laws of England. Any dispute arising out of or in connection with this Deed, including any question regarding its existence, validity or termination, or the legal relationships established by this Deed, shall be referred to and finally resolved by arbitration under the Rules of the London Court of International Arbitration, which Rules are deemed to be incorporated by reference into this clause. All arbitration proceedings shall be conducted in English before a single arbitrator in London. Judgment on any resulting award may be entered in any court having jurisdiction over the affected party, and may be executed against the assets of the affected party in any jurisdiction. The arbitrator shall have jurisdiction to award, and shall award, the prevailing party its reasonable attorneys fees, costs and expenses.

     12. This Deed will be executed in English and in Russian. In case of any conflict between the English and Russian versions, the terms of the English version should prevail.

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IN WITNESS WHEREOF, the parties have executed this Deed as of the date first above written.

     EXECUTED  AS  A  DEED  by              signed
     OOO  ZAURALNEFTEGAZ:                   /s/ Oleg Zhuravlev
                                            --------------------
                                            Authorised signatory

                                            Oleg  Zhuravlev
                                            --------------------
                                                Name


EXECUTED AS A DEED by                       /s/ Simon Escott
                                            -------------------------
BALTIC PETROLEUM LIMITED                    Director

                                            Simon Escott
                                            -------------------------
                                                     Name

acting by two Directors/                    /s/ J.C. Pockney
a Director and the Secretary:               -------------------------
                                            Director/Secretary

                                            James Pockney
                                            -------------------------
                                                     Name

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                                   SCHEDULE 1
                         FORM OF REQUEST FOR AN ADVANCE
To:  Baltic  Petroleum  Limited  ("BP")
From:  OOO  Zauralneftegaz  Ltd.  ("ZNG")
Date  2005

                             REQUEST FOR AN ADVANCE
We refer to the loan agreement dated 28 April 2005 between ZNG and BP (the "LOAN AGREEMENT") and to the deed of amendment dated August 2005 between ZNG and BP (the "DEED OF AMENDMENT"). Terms defined in the Loan Agreement have the same meaning in this letter and references to clauses in this letter are references to clauses of the Loan Agreement as amended by the Deed of Amendment.

We wish to borrow an Advance subject to the terms and conditions of the Agreement as follows:

          (a) Amount: [Must be an amount/amounts specified in clause 8.1 and separate amounts as specified in clause 8.2]

          (b) Purpose: [Specify purpose as set out in clause 8.1]

          (c) Drawdown Date:

          (d) Payment instructions: [To bank as detailed in clause 3.2]

We confirm that the conditions set out in clause 3 will be satisfied on the Drawdown Date for the proposed Advance.

Yours  faithfully

By:

Authorised  Signatory
for  and  on  behalf  of
OOO  Zauralneftegaz

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